Exhibit 10.1

GUARANTEE

This GUARANTEE dated as of June 3, 2025 (this "Guarantee") is made by John Deere Capital Corporation, a Delaware corporation (the "Guarantor"), for the benefit of Royal Bank of Canada (the "Bank").

To induce the Bank to extend and maintain credit to John Deere Financial Inc., a Canadian  corporation (the "Obligor"), pursuant to a letter agreement dated June 3, 2025 (as amended, replaced, renewed,  supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among the Obligor,  the Guarantor and the Bank, and for other valuable consideration, the Guarantor hereby agrees to grant this  Guarantee to the Bank.

NOW, THEREFORE, the Guarantor hereby agrees for the benefit of the Bank as follows:

Agreement

Section 1. Guarantee.

1.01    The Guarantee.  The Guarantor hereby unconditionally and irrevocably guarantees to the  Bank the full and punctual payment of any and all principal, interest, and other expenses and liabilities, present  or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Obligor to the Bank,  all as expressly provided in the Credit Agreement, (the "Guaranteed Obligations"), when due in accordance  with the terms of the Credit Agreement, upon demand and notice of the Obligor’s failure to meet the Guaranteed  Obligations; provided, however, that delay by the Bank in giving such demand shall in no event affect the  Guarantor’s obligations hereunder.  The Guarantor’s liability for the Guaranteed Obligations shall not be  accelerated unless such acceleration is permitted under the Credit Agreement.

1.02   Reservation of Claims. Nothing herein shall prevent the Guarantor from bringing any claim  against the Obligor, the Bank, or any other person, whether before or after fulfilling the Guaranteed Obligations.

1.03    Term of Guarantee.  The Guarantor's Guarantee hereunder shall apply to all Guaranteed  Obligations arising under the Credit Agreement during the term in which such Credit Agreement is effective and  enforceable.  This Guarantee is subject to and conditioned upon the Guarantor and the Obligor continuing to be  indirect wholly-owned subsidiaries of Deere & Company (“John Deere”). Should the Guarantor and/or the  Obligor no longer be an indirect wholly-owned subsidiary of John Deere, the Guarantor shall have the option of  terminating the Guarantee.

1.04 Security Interest; Collateral. The Bank shall not, under the terms of this Guarantee, create,  perfect, or assume a security interest in any of Guarantor’s bank accounts, accounts receivable, or any other  asset.  The Guarantor shall not provide, nor is required under the terms of this Guarantee to provide, the Bank  with collateral to secure the performance of the Guaranteed Obligations.

1.05 Continuing  Guarantee.  Except  as  otherwise  set  out  herein,  the  Guarantor  hereby  unconditionally and irrevocably waives any right to revoke this Guarantee and acknowledges that this Guarantee  is continuing in nature, shall guarantee any ultimate balance owing to the Bank, and applies to all presently  existing and future Guaranteed Obligations, until the complete, irrevocable and indefeasible payment and  satisfaction in full of the Guaranteed Obligations.

1.06    Effect of Rescission. This Guarantee shall remain in full force and effect or shall be  reinstated (as the case may be) if at any time any payment made in full or partial satisfaction of the Guaranteed

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Obligations, in whole or in part, is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Obligor or otherwise, all as though such payment had not been made.

1.07 Guarantee Absolute and Unconditional: No Waiver of Obligations. The Guarantor hereby  agrees that, except as otherwise set out herein, its liability hereunder shall be irrevocable, continuing, absolute  and unconditional and shall not be discharged or impaired or otherwise affected by, and the Guarantor hereby  irrevocably waives any defences to enforcement it may have (now or in the future) irrespective of (a) any change  in the amount, time, place or manner of payment or performance of, or in any other term of the Guaranteed  Obligations, or any waiver, release, assignment, amendment or other modification of the Credit Agreement; (b)  any default, failure or delay, wilful or otherwise, in the performance of the Guaranteed Obligations; (c) subject to  Section 1.03 of this Guarantee, any change in the name, object, capital, ownership or control of the Guarantor  or the Obligor; (d) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Obligor,  the Guarantor or its assets or any resulting restructuring, compromise, release or discharge of any Guaranteed  Obligations; (e) any failure of the Bank to disclose to the Guarantor any information relating to the business,  condition (financial or otherwise), operations, performance, properties or prospects of the Obligor now or  hereafter known to the Bank and the Guarantor hereby waives any duty of the Bank to disclose such information;  (f) the failure of the Bank to assert any claim or demand or to exercise or enforce any right or remedy under the  provisions of the Credit Agreement; and (g) any other circumstance, act, or omission that might vary the risk of  the Guarantor or otherwise operate as a defence available to, or a legal or equitable discharge of, the  Guarantor.The Guarantor covenants that, except as otherwise set out herein, this Guarantee will not be  discharged except by complete and indefeasible payment of the amounts expressed as payable and the  satisfaction of the Guaranteed Obligations.

1.08 Waivers. Except as otherwise set out herein, the Guarantor hereby unconditionally and  irrevocably waives promptness, diligence, set-off, notice of acceptance, presentment, demand for performance,  notice of non-performance, default, acceleration, protest or dishonour and any other notice with respect to any  of the Guaranteed Obligations, the filing of claims with a court in the event of insolvency or bankruptcy of the  Obligor and all demands whatsoever, and any right to require a proceeding first against the Obligor.

1.09 Direct Guarantee.  This Guarantee  is  a  direct  guarantee  and  is  independent  of  the  obligations of the Obligor to the Bank. The Bank may resort to the Guarantor for payment of the Guaranteed  Obligations whether or not the Bank shall have resorted to any of its collateral therefor or, except as otherwise  provided  herein,  shall  have  proceeded  against  the  Obligor  or  any  other  guarantors  with  respect  to  the  Guaranteed Obligations. The Bank may, at the Bank’s option, proceed against the Guarantor and the Obligor,  jointly and severally, or against the Guarantor only without having obtained a judgment against the Obligor.

1.10 Guarantee of Payment. This Guarantee is a guarantee of payment and not merely of  collection. The liability of the Guarantor to make payment under this Guarantee shall arise immediately upon  delivery to the Guarantor of a demand for payment by the Bank in accordance with the provisions hereof.

1.11 Payments. The Guarantor hereby agrees to make immediate payment to the Bank, of all  the Guaranteed Obligations that are not paid or satisfied by the Obligor when due and payable to the Bank, in  the currency in which such Guaranteed Obligations are denominated, upon demand therefor in accordance with  the provisions hereof. In the event of non-payment by the Guarantor on the due date of any sum due under this  Guarantee, the Guarantor shall pay to the Bank, without duplication on account of interest payable under the  Credit Agreement, in the currency in which such sum is due, interest on such sum from the date such sum is  due to the date of actual payment (as well after as before demand and judgment) at the rate applicable to  “overdue payments” in the Credit Agreement (the “Default Rate”). Any sum which may not be recoverable from  the Guarantor under this Guarantee, for any reason whatsoever, shall be recoverable from the Guarantor as  sole or principal debtor in respect of that sum and shall be paid to the Bank on demand with interest at the Default  Rate.

1.12 [INTENTIONALLY DELETED]

1.13 [INTENTIONALLY DELETED]

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Section 2. Representations, Warranties and Covenants.

The Guarantor hereby represents, warrants and covenants to and with the Bank that:

2.01 Organization; Powers. The Guarantor is duly organized, validly existing and in good  standing under the laws of the jurisdiction of its organization identified in the introduction hereto, has all requisite  power and authority to carry on its business as now conducted.

2.02 Authorization.  The execution, delivery and performance of this Guarantee (a) are within  the Guarantor's powers and have been duly authorized by all necessary corporate or other action, (b) do not  require any consent or approval of, registration or filing with, or any other action by, any governmental authority  or court, except for such as have been obtained or made and are in full force and effect, (c) will not violate any  applicable law or regulation or the charter, by-laws or other organizational documents of the Guarantor or any  order of any governmental authority or court, and (d) will not result in the creation or imposition of any lien,  security interest, charge or encumbrance on any asset of the Guarantor.

2.03 Maintain Corporate Existence.  The Guarantor shall preserve and maintain its corporate  existence, and all rights and privileges necessary for the conduct of its business in the jurisdiction of its  incorporation and in all other jurisdictions where it is licensed to engage in business.

Section 3. Miscellaneous.

3.01 Notice.  All notices and other communications provided for herein shall be in writing and  shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy  to the intended party at the address for such party specified on Annex 1; provided that any party hereto may  change its address or telecopy number for notices and other communications hereunder by written notice to the  other party hereto. All notices and other communications given to any party hereto in accordance with the  provisions of this Guarantee shall be deemed to have been given on the date of receipt.

3.02 No Waiver.  No failure on the part of the Bank to exercise and no delay in exercising, and  no course of dealing with respect to, any right, power or privilege under this Guarantee shall operate as a waiver  thereof, nor shall any single or partial exercise of any right, power or privilege under this Guarantee preclude  any other or further exercise thereof or the exercise of any other right, power or privilege.

3.03 Amendments.    Neither  this  Guarantee  nor  any  provision  hereof  may  be  amended,  restated, supplemented, waived or otherwise modified except pursuant to a written agreement signed by the  Guarantor and the Bank.  Upon amendment of the terms of the Credit Agreement, the Guarantor reserves the  right to terminate this Agreement upon written notice to the Bank.

3.04 Cumulative Rights. The rights and remedies of the Bank under this Guarantee are  cumulative and are in addition to and not in substitution for any other rights and remedies available at law, or in  equity or otherwise.

3.05 Expenses; Taxes.

(a) Expenses.  The Guarantor agrees to pay or reimburse the Bank for all of its costs and expenses (including attorneys' fees, attorney’s expenses and disbursements and legal and court costs) in connection  with any  enforcement  or  collection  proceeding  resulting  from  the  Guarantor's  breach  of  this  Guarantee, including bankruptcy, insolvency, receivership, or foreclosure proceedings.

(b) Taxes.  Each payment to be made by the Guarantor hereunder shall be free and clear of,  and without deductions for or on account of any present or future taxes, government charges, or other tax-related  withholdings (each hereinafter referred to as a “Deduction”).  If the Guarantor shall be required by applicable  law to make any such Deduction from any payment hereunder, (i) the sum payable shall be increased as may  be

Guarantee

necessary so that after making all required Deductions the Bank receives an amount equal to the sum it would  have received had no Deductions been made, (ii) the Guarantor shall make such Deductions, and (iii) the  Guarantor shall pay the full amount of the Deduction to the relevant taxation authority or other authority in  accordance with applicable law.

3.06 Assignment. The Guarantor shall not assign or otherwise transfer any of its rights or  obligations hereunder without prior written notice to the Bank.  The Bank shall not assign the Credit Agreement  to another financial institution, entity, or person without providing prior written notice to Guarantor at which time  Guarantor reserves the right to terminate this Guarantee and its liability for the Guaranteed Obligations.

3.07 Successors and Assigns. This Guarantee shall extend to and enure to the benefit of the  Bank and its successors and assigns and every reference herein to the Guarantor is a reference to and shall be  construed as including the Guarantor and its successors to and upon all of whom this Guarantee and agreement  shall extend and be binding.

3.08 Survival.  Each representation, warranty and certification made herein or pursuant hereto  shall survive the making of such representation, warranty and certification, and the Bank shall not be deemed to  have waived, by reason of taking or failing to take any action hereunder, any breach or other default that may  arise by reason of such representation, warranty or certification proving to have been false or misleading,  notwithstanding that the Bank may have had notice or knowledge or reason to believe that such representation,  warranty or certification was false or misleading at the time the Bank took or failed to take such action.

3.09 Entire Agreement.  This Guarantee constitutes the entire agreement of the parties hereto  regarding the subject matter hereof, and supersedes all previous and contemporaneous negotiations, promises,  covenants, agreements, understandings, and representations on such subjects, all of which have become  merged and finally integrated into this Guarantee.

3.10 Governing Law; Jurisdiction; Etc.

(a) Governing Law. This Guarantee shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

(b) Submission  to  Jurisdiction.    The  Guarantor  hereby  irrevocably  submits  to the  non- exclusive jurisdiction of the courts of the Province of Ontario for the purposes of all legal actions and proceedings  arising out of or relating to this Guarantee (the “Proceedings”). The Guarantor irrevocably and unconditionally  waives any objection to the venue of any Proceeding in such courts and irrevocably waives and agrees not to  plead in any such court that any such action or proceeding brought in any such court has been brought in an  inconvenient forum. The Guarantor agrees that a judgment or order in any such action or proceeding may be  enforced in other jurisdictions in any manner provided by law, provided, however, that the Bank may serve legal  process in any manner permitted by law or may bring an action or proceeding against the undersigned or the  property or assets of the undersigned in the courts of any other jurisdiction.

(c) Service of Process. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any manner permitted by applicable law.

3.09 Terms Generally.  The foregoing definitions shall apply equally to the singular and plural  forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding  masculine, feminine and neuter forms.  The words "include", "includes" and "including" shall be deemed to be  followed by the phrase "without limitation".  The word "will" shall be construed to have the same meaning and  effect as the word "shall".  The words "herein", "hereof" and "hereunder", and words of similar import, shall be  construed to refer to this Guarantee in its entirety and not to any particular provision hereof.

3.10 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guarantee.

Guarantee

3.11 Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then,  to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such  jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties  hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any  jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

3.12 Judgment Currency. If for the purpose of obtaining judgment in any court in any jurisdiction  with respect to this Guarantee, it is necessary to convert into the currency of such jurisdiction (the "Judgment  Currency") any amount due hereunder in any currency other than the Judgment Currency, then conversion shall  be made at the rate of exchange prevailing on the Business Day (as defined below) before the day on which  judgment is given. For the purposes of this section, "rate of exchange" means the rate at which the Bank would,  on the relevant date, be prepared to sell a similar amount of such currency in the Toronto foreign exchange  market, against the Judgment Currency in accordance with normal banking procedures. In the event that there  is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment  is given and the date of payment of the amount due, the undersigned will, on the date of payment, pay such  additional amounts as may be necessary to ensure that the amount paid on such date is the amount in the  Judgment Currency which, when converted at the rate of exchange prevailing on the date of payment, is the  amount then due under this Guarantee in such other currency together with interest at RBP (as defined in the  Credit Agreement) and expenses (including legal fees on a solicitor and client basis). Any additional amount due  from the Guarantor under this section will be due as a separate debt and shall not be affected by judgment being  obtained for any other sums due under or in respect of this Guarantee. "Business Day" means a day, excluding  Saturday, Sunday and any other day which shall be in Toronto, Ontario a legal holiday or a day on which banking  institutions are closed.

3.13 Effectiveness. This Guarantee may be delivered by the exchange of signed signature  page(s) by facsimile transmission or by e-mail with a pdf copy or other replicating image attached, and any printed  or copied version of any signature page so delivered shall have the same force and effect as an originally signed  version of such signature page.

[Remainder of page intentionally left blank; signature page(s) follows.]

Guarantee

- Signature Page to Guarantee -

IN WITNESS WHEREOF, the Guarantor has caused its duly authorized representative to execute and deliver this Guarantee as of the date first above written.

JOHN DEERE CAPITAL CORPORATION

By____/s/ Larry J. Gant___________

Name: Larry J. Gant

Title: Asst. Treasurer

By:____________________________

Name:

Title:

Guarantee

Addresses for Notices, Etc.

JOHN DEERE CAPITAL CORPORATION ROYAL BANK OF CANADA

One John Deere Place 3 Brookfield Place

Moline, IL 61265 200 Vesey Street, 12th Floor

USA New York, NY 10281

USA

Annex 1

Attention: Larry Gant, Manager Funding Attention: Benjamin Lennon, Managing Director

Email: GantLarryJ@JohnDeere.Com Email: benjamin.lennon@rbccm.com

Telephone: (309) 765-5345 Telephone: (212) 437-9143

Guarantee